Exhibit 99.4
June 5, 2025 Merger Investor Presentation +

2 Disclaimer and Caution About Forward-Looking Statements CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Needham and Provident, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of Needham and Provident with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as expect, anticipate, believe, intend, potential, estimate, plan, target, goal, or similar words or expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Needham and Provident caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Needham’s and Provident’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital markets, securities markets, and credit markets, including the impact of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts; (4) movements in interest rates; (5) changes in legislative, regulatory, and fiscal policy and related compliance cost; (6) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Provident and Needham market areas; (7) increased competition in the markets of Needham and Provident; (8) adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for credit losses; (8) asset and credit quality deterioration; (9) success, impact, and timing of business strategies of Needham and Provident; (10) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (11) the expected impact of the proposed transaction between Provident and Needham on the combined entities’ operations, financial condition, and financial results; (12) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (13) the possibility that revenue or expense synergies or the other expected benefits of the transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; (14) potential adverse reactions or changes to customer or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (15) the inability to timely implement onboarding or transition plans and other consequences associated with the merger; (16) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); (17) the failure to obtain Provident shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (18) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (19) the outcome of any legal proceedings that may be instituted against Needham or Provident in connection with the proposed transaction; (20) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (21) diversion of management’s attention to transaction-related issues instead of ongoing business operations and opportunities; (22) the dilution caused by Needham’s issuance of additional shares of its capital stock in connection with the proposed transaction; and (23) other factors that may affect the future results of Needham and Provident. These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Needham’s and Provident’s respective 2024 Annual Reports on Form 10-K and in subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings. Needham’s and Provident’s SEC filings are accessible on the SEC’s website at www.sec.gov and in the “Investor Relations” section on their respective corporate websites at nbbancorp.com and investors.bankprov.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Needham nor Provident assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement. NO OFFER OR SOLICITATION: This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Needham or Provident, nor shall there be any sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

3 Disclaimer and Caution About Forward-Looking Statements ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made with respect to the proposed transaction involving Needham and Provident. This material is not a solicitation of any vote or approval of the Provident shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Needham and Provident may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Needham and Provident, Needham will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will that will include a proxy statement for a special meeting of Provident’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the Needham common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF Needham AND Provident ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Provident will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Needham’s and Provident’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and of the proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Needham and Provident, can be obtained, free of charge, as they become available at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Needham Investor Relations, 1063 Great Plain Avenue, Needham, Massachusetts 02492, telephone (781) 444-2100 or to Provident Bancorp, Inc., 5 Market Street, Amesbury, Massachusetts 01913, telephone (877) 487-2977 , Attention: Corporate Secretary. PARTICIPANTS IN THE SOLICITATION Needham, Provident, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of Provident in connection with the proposed transaction. Information regarding Needham’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2025, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 7, 2025, and other documents filed by Needham with the SEC. Information regarding Provident’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2025, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025 and other documents filed by Provident with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of Provident’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph.

Overview of Provident Bancorp, Inc. Acquisition

Pro Forma Entity	Transaction Impacts
$7.1bn Assets	**~19%** '26 EPS Accr. w/ fully phased-in cost saves
$6.1bn Loans	**6.1%** TBV Dilution
$5.9bn Deposits	**2.7 yrs** TBV Earnback
~$800mm Tangible Equity	**1.23%** '26E Pro Forma ROAA[(1)]
18 Branches	**12.3%** CET1 Ratio at Close


Concord, NH
NH
MA
Boston, MA
Springfield, MA
NBBK: 11 Branches
PVBC: 7 Branches

Source: S&P Capital IQ Pro and company website; Financial data as of the quarter ended 3/31/2025
Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; see Appendix for Pro Forma Net Income and EPS reconciliation. Pro Forma data is subject to various assumptions and uncertainties. See "Disclaimer and Caution Regarding Forward-Looking Statements" and slides 10 and 11 for key financial assumptions.
Note: PVBC branch count excludes LPO (Loan Production Office) in Ponte Vedra Beach, FL
(1) Assumes fully phased-in cost saves; 75% phased-in during 2026 and 100% in 2027 and thereafter

NB Bancorp, Inc.
4

Provident Bancorp, Inc. Snapshot

Standalone Branch Footprint



Bedford, NH
Portsmouth, NH
Amesbury, MA
PVBC: 7 Branches

Company Description

- Provident Bancorp, Inc. is the holding company headquartered in Amesbury, MA for BankProv and was founded in 1828
- Commercially-focused financial institution with 7 branches, operating primarily in the Seacoast Region of northeastern Massachusetts and southeastern New Hampshire
- The company provides an array of traditional loan and deposit products and operates in niche lending verticals, including mortgage warehouse and enterprise value loans

Q1 2025 Financial Highlights

$1.6bn Assets	**3.65%** NIM	**15.1%** TCE / TA
$1.3bn Loans	**5.98%** Yield on Loans	**13.8%** Leverage Ratio[(1)]
$1.2bn Deposits	**2.43%** Cost of Deposits	**26%** NIB / Deposits

Niche Lending Verticals

Enterprise Value: Fast, flexible funding for entrepreneurs collateralized by business revenue

Mortgage Warehouse: High-touch, personalized lending solutions tailored to help grow mortgage banking businesses



32%
23%
21%
20%
12%
20%
12/31/2023
12/31/2024
3/31/2025
Mortgage Warehouse
Enterprise Value
% of Loan Portfolio

NB Bancorp, Inc.

Source: S&P Capital IQ Pro
Note: Financial data as of 3/31/2025
Note: PVBC branch count excludes LPO (Loan Production Office) in Ponte Vedra Beach, FL
(1) Leverage ratio per bank level regulatory filings as of 3/31/25

5

6 Prudent opportunity to leverage capital while achieving high-teens EPS accretion Transaction Rationale + Enhances market presence in the greater Boston area via branch expansion into North Shore, MA, while also entering New Hampshire markets Culturally compatible institutions with a deep-rooted commitment to serving the Boston community through charitable foundations and community partnerships Needham remains well capitalized with additional capacity to continue to be opportunistic PVBC’s enterprise value and mortgage warehouse businesses complement Needham’s traditional commercial lending practice and will broaden overall lending capabilities

Key Expansion into North Shore MA & Southern NH

Pro Forma Market Demographics [1]

2025 – 2030 Projected Population Change (%)



1.52
2.11
1.66
1.04
NBBK
PVBC
Pro Forma
MA

2025 Median Household Income ($000)



$122
$101
$117
$98
NBBK
PVBC
Pro Forma
MA

2025 – 2030 Projected Household Income Change (%)



7.00
7.85
7.21
7.13
NBBK
PVBC
Pro Forma
MA

Deposit Market Share: Boston-Cambridge-Newton, MA-NH MSA

Boston-Cambridge-Newton, MA-NH MSA



NBBK: 11 Branches
PVBC: 7 Branches

Rank	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Bank of America Corporation (NC)	88,771	28.0
2.	Citizens Financial Group Inc. (RI)	58,640	18.5
3.	Banco Santander S.A.	25,073	7.9
4.	Eastern Bankshares Inc. (MA)	23,972	7.6
5.	The Toronto-Dominion Bank	17,826	5.6
6.	Independent Bank Corp. (MA)	14,861	4.7
7.	Cambridge Financial Group Inc. (MA)	5,581	1.8
8.	Berkshire Hills Bancorp Inc. (MA)	5,566	1.8
9.	Salem Five Bancorp (MA)	5,380	1.7
10.	M&T Bank Corp. (NY)	5,270	1.7
	Pro Forma Franchise	**4,930**	**1.6**
11.	Middlesex Bancorp MHC (MA)	4,576	1.4
12.	JPMorgan Chase & Co. (NY)	3,949	1.2
13.	**NB Bancorp (MA)**	**3,923**	**1.2**
14.	Charlesbridge MHC (MA)	3,758	1.2
15.	Leader Bancorp Inc. (MA)	3,681	1.2
16.	IFS 1820 Bancorp MHC (MA)	3,137	1.0
17.	Northern Bancorp Inc. (MA)	2,788	0.9
18.	Hometown Financial Group MHC (MA)	2,384	0.8
19.	Hingham Instit. for Savings (MA)	2,180	0.7
20.	River Run Bancorp MHC (MA)	2,153	0.7
30.	**Provident Bancorp Inc (MA)**	**1,007**	**0.3**
	Total (Top 20):	**283,469**	**89.6**
	Total:	**316,519**	**100.0**

NB Bancorp, Inc.

Source: S&P Capital IQ Pro; Deposit market share and demographic data as of 6/30/2024
Note: PVBC branch count excludes LPO (Loan Production Office) in Ponte Vedra Beach, FL
(1) Demographics based on the pro forma deposit weighted average by county

7

8 Expanding Branch Network into Existing Lending Markets Source: Company documents This transaction will provide Needham with a robust branch network in lending markets where credit is already being extended, solidifying their presence in the North Shore MA and Southern NH geographies $172.4mm In-Market Outstanding Credit Balances Credit Exposures in BankProv’s Markets $193.1mm In-Market Credit Available $365.5mm Total In-Market Credit $60mm Extension of credit to a mixed-use live/work/shop development in Salem, NH $52mm Construction loan for a condo development in Portsmouth, NH

Pro Forma Loan & Deposit Distribution

NB Bancorp, Inc.


$4.5bn
C&I 14%
Consumer & Other 9%
Construction 14%
Residential R.E. 25%
Owner Occupied CRE 14%
Non-Owner Occupied CRE 24%

Yield on Loans: 6.64%


$4.3bn
Time Deposits 46%
Demand Deposits 14%
NOW & Other Trans. Acct. 11%
MMDA & Other Savings 29%

Cost of Deposits: 3.06%
Loan / Deposit Ratio: 103.2%

provident bancorp inc.


$1.3bn
Other C&I 13%
Enterprise value 20%
Construction 2%
Residential R.E. 0.4%
Consumer & Other 0.01%
Owner Occupied CRE 12%
Non-Owner Occupied CRE 32%
Mortgage warehouse 21%

Yield on Loans: 5.98%


$1.2bn
Time Deposits 21%
Demand Deposits 26%
NOW & Other Trans. Acct. 6%
MMDA & Other Savings 47%

Cost of Deposits: 2.43%
Loan / Deposit Ratio: 112.5%

Pro Forma


$5.8bn
Mortgage warehouse 5%
Other C&I 13%
Enterprise value 4%
Consumer & Other 7%
Construction 12%
Residential R.E. 19%
Owner Occupied CRE 14%
Non-Owner Occupied CRE 26%

Yield on Loans: 6.49%


$5.5bn
Time Deposits 41%
Demand Deposits 16%
NOW & Other Trans. Acct. 10%
MMDA & Other Savings 33%

Cost of Deposits: 2.93%
Loan / Deposit Ratio: 105.3%

NB Bancorp, Inc.

Source: S&P Capital IQ Pro and company documents; Financial data as of or for the quarter ended 3/31/2025
Note: NBBK loan and deposit data per most recent GAAP filings and company documents; PVBC loan and deposit data per most recent GAAP filings
Note: Pro forma detail excludes purchase accounting adjustments; totals may not sum appropriately due to rounding

9

Transaction Structure and Terms

Consideration and Structure

- PVBC shareholders elect to receive $13.00 in cash or 0.691 of NBBK common stock (subject to proration)
- 50% stock / 50% cash (~5.9mm shares issued)[1]
- Pro forma ownership: ~87% NBBK / ~13% PVBC
- Aggregate Consideration: $212 million[1][2][3]

Implied Transaction Metrics

Transaction Metrics	PVBC Transaction	Comparable M&A Transactions[4]
Price / TBV	0.93x	1.42x
Price / FWD Earnings	14.2x[5]	11.7x
Market Premium	8%[6]	20%

Board Representation & Management

- One PVBC Director to join NBBK's Board of Directors
- No change to Needham's executive leadership team

Timing & Approvals

- Customary regulatory and PVBC shareholder approvals required
- Expected closing: Fourth Quarter of 2025

(1) Assumes termination of PVBC's unallocated ESOP shares
(2) Based on NBBK stock price of $16.62 as of 6/4/2025; Implied per share value for stock election of $11.48 and implied price per share of $12.24
(3) Assumes 1,113,092 PVBC options are cashed out with merger consideration
(4) Reflects median of all nationwide bank and thrift deals with deal values between $100 million and $1 billion announced since 1/1/2024
(5) Based on PVBC estimated earnings per NBBK Management
(6) Based on PVBC stock price of $11.35 as of 6/4/2025

NB Bancorp, Inc.
10

Key Merger Assumptions

Earnings

- NBBK Earnings per Street Analyst Estimates
- PVBC Earnings per NBBK Management

Cost Saves and Merger Expense

- Estimated cost savings of approximately 35% of PVBC's non-interest expense base
  - 75% phased-in during 2026 and 100% in 2027 and thereafter
- One-time pre-tax merger expense of $19.7mm, fully reflected in TBV at close

Credit

- Gross credit mark of $36mm (equivalent to 1.9x PVBC's projected reserve at closing)
  - 35% Non-PCD / 65% PCD
  - Non-PCD credit mark accreted over 7 years using straight-line method
  - Day 2 CECL reserve equal to 1.0x Non-PCD credit mark

Interest Rate Marks

- ~$40mm pre-tax loan write-down accreted over 7 years
- After-tax AOCI of ~$1.5mm accreted over 7 years
- <$1mm net pre-tax write-down related to deposits and borrowings

Intangibles

- 3.00% of PVBC's core deposits; amortized over 10 years using sum-of-years digits method

NB Bancorp, Inc.
11

12 Comprehensive Due Diligence Review Credit & Underwriting Risk Management Finance & Accounting Branch Footprint Capitalization Loan / Deposit Portfolios Human Resources Legal Regulatory / Compliance Tax & Audit Operations ALCO & Funding Process Overview Key Diligence Focus Areas  Extensive due diligence review of PVBC took place over a three-month timeframe  NBBK management thoroughly examined all areas of the business, including strategy, client relationships, associate dynamics, and overall company culture  Additional emphasis was placed on credit quality and niche lending verticals Credit Overview  Needham’s senior management and credit teams took a granular approach in its loan review across all of PVBC’s major lending verticals  Included in-depth assessment of PVBC’s risk appetite, underwriting process and credit standards  Analyzed PVBC’s key lending relationships and largest loans by vertical, evaluated in the context of current market dynamics and aligned with Needham’s strategic business priorities

13 A Team With Experience in Merger Integration Joseph Campanelli Chairman, President & CEO JP Lapointe EVP & Chief Financial Officer Kevin Henkin EVP & Chief Credit Officer Christine Roberts EVP & Chief Operating Officer Peter Bakkala EVP & Chief Risk Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. During Mr. Campanelli's career, he has executed more than 20 bank acquisitions. Ms. Roberts is Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025 when she joined Needham Bank. Prior to this, Ms. Roberts was Executive Vice President of Citizens Pay at Citizens Bank since April 2022. Ms. Roberts had been employed at Citizens Bank since August 2012, where she held positions of increasing responsibility across the institution. Ms. Roberts’ experience at Citizens includes acquisition integrations. Mr. Lapointe joined the Bank in February 2024 as Executive Vice President and Chief Financial Officer. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Mr. Lapointe’s experience at Wolf & Company includes several merger and acquisitions and reviewing integrations and managing merger accounting. Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations. Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions. Mr. Henkin's loan review experience includes reviewing and assessing acquired credits to determine credit losses on acquired portfolios. Mr. Bakkala is Executive Vice President and Chief Risk Officer of Needham Bank, a position he has held since October 2016. In this role, Mr. Bakkala has primary responsibility for managing all aspects of the risk management framework over the Bank’s operations, including BSA, CRA, internal controls, and operational audits. Mr. Bakkala has over 30 years of banking experience, having served at other financial institutions, as well as leading a financial services advisory practice at KPMG for three years, in addition to spending over 9 years at Citizens Bank, where he held several high-level risk roles overseeing risk-related matters. Mr. Bakkala has had experience related to mergers and acquisitions at several of his roles held, including overseeing the build-out of risk related to Needham Bank’s acquisition of the cannabis portfolio in 2022.

14 Continuing Community Commitment Source: NBBK 2024 Annual Report & PVBC 2024 Annual Report 35 Organizations Supported Through Volunteering 1,206 Total Volunteer Hours $191,500 Provident Community Charitable Organization Giving and Sponsorships $129,161 Branch Community Giving & Sponsorships $320,661 Total Donations & Sponsorships Recognized as one of the Massachusetts Best Banks by Forbes and Fortune Magazine Small Business Saturday Campaign to Advocate for and Support Local Businesses Recognized by The Boston Business Journal as one of the Most Charitable Organizations in Massachusetts $1.8mm Annual Giving over 2024 1,000+ Hours in Support of Community Activities Recognized by The Boston Globe as one of the Top Places to Work in 2024 Community initiatives and giving back have been key components of corporate strategy for both Needham and Provident and will remain a core focus post-merger

Appendix

16 ($ in millions except for per share figures) 2026Y NBBK Earnings (Street Analyst Estimates) $66.0 PVBC Earnings (NBBK Management) 14.6 Combined Earnings $80.6 After-Tax Merger Adjustments Cost Savings (Fully Phased-In)(1) 12.0 Accretion of Rate Related Marks 3.9 Accretion of Non-PCD Mark 1.3 Elimination of PVBC's ESOP Expense 0.9 Core Deposit Intangible Amortization (3.7) Other Adjustments(2) (3.8) Total Merger Adjustments $10.6 Pro Forma Earnings $91.2 NBBK Standalone Earnings Per Share $1.84 Standalone NBBK Diluted Shares Outstanding(3) 35.9 Shares Issued to PVBC 5.9 Pro Forma Diluted Shares Outstanding 41.9 Pro Forma Earnings Per Share $2.18 Pro Forma EPS Accretion ($) $0.34 Pro Forma EPS Accretion (%) 18.6% Illustrative Pro Forma Earnings Reconciliation Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; Pro Forma data is subject to various assumptions and uncertainties. See “Disclaimer and Caution Regarding Forward-Looking Statements" and slides 10 and 11 for key financial assumptions. (1) Assumes fully phased-in cost saves; 75% phased-in during 2026 and 100% in 2027 and thereafter (2) Includes opportunity cost of transaction related charges (3) Assumes completion of NBBK share repurchase plan; includes share-based compensation awards granted in April 2025

Pro Forma Tangible Book Value Reconciliation

TBV Reconciliation

($ in millions except for per share figures)	At Close	Shares (mm)	Per Share
NBBK Standalone Common Equity[1]	$748.1	39.8	
Less: Goodwill and Intangibles	(0.9)		
NBBK Standalone Tangible Common Equity	**$747.1**	**39.8**	**$18.77**
Merger Adjustments			
Stock Consideration to PVBC	98.8	5.9	
Bargain Purchase Gain / (Goodwill)	12.1		
CDI	(27.9)		
Deal Charge	(14.8)		
CECL	(9.2)		
Pro Forma Tangible Common Equity	**$806.2**	**45.7**	**$17.63**
TBV per Share Dilution ($)			**($1.15)**
TBV per Share Dilution (%)			**(6.1%)**

Goodwill Reconciliation

($ in millions)	At Close
Transaction Consideration	**$211.8**
PVBC Standalone Common Equity	246.2
Less: Excise Tax on Cash Consideration	(1.1)
Less: Goodwill and Intangibles	0.0
PVBC Standalone Tangible Common Equity	**$245.1**
FMV Adjustments	
Loan Credit Mark	(36.0)
Reversal of ALLL	18.5
Loan Interest Rate Mark	(39.6)
Other Rate Related Marks	0.3
Core Deposit Intangible	27.9
Total FMV Adjustments	**($28.9)**
Deferred Tax Asset / (Liability)	7.8
PVBC Adjusted Tangible Common Equity	**$223.9**
Goodwill / (Bargain Purchase Gain)	**($12.1)**

Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; Pro Forma data is subject to various assumptions and uncertainties. See "Disclaimer and Caution Regarding Forward-Looking Statements" and slides 10 and 11 for key financial assumptions.

(1) Assumes completion of NBBK share repurchase plan; includes share-based compensation awards granted in April 2025

NB Bancorp, Inc.
17